Barclays – Americas Select Franchise Conference May 15, 2019 Exhibit 99.1

This presentation contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects”, or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could”, or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive pressures; the inability to realize cost savings, revenues or other benefits, or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Disclaimer

Who is M&T Bank Corporation Top 20 US-based, commercial bank holding company Substantial growth from $2 billion in assets in 1983 to $120 billion at March 31, 2019 17,421 employees across 752 domestic branches in eight states and Washington DC 3.8 million customers representing 6.0 million accounts $93 billion of assets under management(1) Lowest percentage credit losses among the large money-center / superregional banks through the financial crisis 1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce dividend M&T has not posted a loss going back to 1976 – 171 quarters All data as of March 31, 2019 unless otherwise noted

M&T’s Operating Model and Results Leading deposit share and community presence in primary markets Lending discipline guided by focus on returns Superior capital generation with low credit and PPNR volatility Stable, low-cost core deposit funding advantage Maintaining profitability in competitive environment Flexible capital allocation throughout long-term cycles M&T’s Operating Model Results

Source: S&P Global Market Intelligence * In Market Deposits Only MSA Market Rank Deposits ($ billion) No. of Offices Buffalo, NY 1 26.7 56 Baltimore, MD 2 13.9 99 Delaware* 1 7.8 45 Rochester, NY 1 3.9 31 Syracuse, NY 1 3.1 30 Harrisburg, PA 2 1.8 25 York/Hanover, PA 1 1.8 27 Top Markets – as of June 30, 2018 Stable and Compact Geographic Footprint Since the start of the financial crisis, M&T has nearly doubled in size, while the radius of its footprint grew by just 27 miles, increasing density while remaining manageable M&T’s footprint is the most compact among super-regional banks Currently #1 or 2 deposit market share leader in 7 of our 10 largest MSAs

We lend in the markets where we live and work, to people and enterprises whom we know Leading Small Business Administration Lender: Baltimore - #1 Buffalo (incl. Rochester) - #1 Delaware - #1 New Jersey - #2 Philadelphia - #2 Syracuse - #2 Washington, DC - #2 Ranked 7th Nationally (total loans made) Top market share for lead bank relationships among middle market clients in:(1) Baltimore - #2 Binghamton - #1 Buffalo - #1 Harrisburg - #1 York/Hanover - #1 Rochester - #1 Syracuse - #1 #1 or #2 deposit market share in 7 of top 10 communities: Baltimore/State of Maryland - #2 Buffalo - #1 Harrisburg - #2 Rochester - #1 Syracuse - #1 Wilmington / State of Delaware - #1 (2) York/Hanover - #1 Independent 3rd party market research Reflects in-market deposits only Strong Presence in Our Communities

Leading Deposit Market Share in Core Markets Source: S&P Global Market Intelligence Note: Retail deposits cap branch level deposits at $1B; YoY Deposit Cost represents change in cost of total deposits from Q1 2018 to Q1 2019 % of Retail Deposits in MSAs with Market Share > 15%

Average Noninterest Deposits – D Since 4Q ‘16 Savings, MMDA, and Interest Checking Cost Time Deposit Cost Total Deposit Cost Stable, Low-Cost Deposit Funding Source: S&P Global Market Intelligence and company reports

Disciplined Focus on Returns Supports Less Volatile Loan Growth… Source: S&P Global Market Intelligence and Federal Reserve H8 data Note: M&T’s loan growth is based on average loans and is adjusted for acquisitions Loan Growth (Annualized) – M&T vs. US Commercial Banks 2005-2008 2009-2012 2013-2016 2017-1Q19 Commercial Real Estate Commercial & Industrial

…With Above-Average Growth Through Cycles… Loan Growth Per Share (Average Annual Change) Deposit Growth Per Share (Average Annual Change) Source: S&P Global Market Intelligence

…Superior Credit Performance… Nonaccrual Loans / Total Loans : 1991-2018 MTB 1Q19: 0.99% MTB 1Q19: 0.10% Source: S&P Global Market Intelligence NCOs / Average Loans : 1991-2018

…Top Quartile Pre-Provision Profitability…

PPNR/RWA Growth vs. Pre-Provision Profitability Δ – Q1 '19



PPNR / RWA
Higher Pre-Provision Profitability
3.5%
3.0%
2.5%
2.0%
1.5%
Median: 7.8%
M&T's PPNR/RWA exceeds peer median by 60 bps
Provides greater loss absorption capacity
MTB
Peer 9
Peer 5
Peer 2
Peer 1
Peer 4
Peer 7
Median: 2.14%
Peer 6
Peer 11
Peer 10
Peer 8
Peer 3
0%
5%
10%
15%
20%
25%
PPNR Growth (Y/Y)
Higher PPNR Growth

Source: S&P Global Market Intelligence
Note: 1Q '19 risk weighted assets (RWA) uses preliminary disclosed balances with estimated average RWA balances. Pre-tax Pre-Provision (PPNR) is a non-GAAP figure. Refer to appendix for M&T's calculation. M&T excludes litigation accruals of $50 mln in Q1 '19 and $135 mln in Q1 '18; and BLG distribution income of $37mln in Q1'19 and $23mln in Q1 '18.

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M&T Bank Corporation

…and Low Volatility in Returns Source: S&P Global Market Intelligence ROTA range is from 1992-2018 and 2017 Metrics are adjusted for tax-reform related items. For MTB, 2017 excludes $85 mln in tax-reform related tax expense. Volatility is calculated as standard deviation of ROTA. ROTA Volatility 0.24% 0.32% 0.41% 0.43% 0.45% 0.46% 0.48% 0.56% 0.64% 0.64% 0.66% 0.69% Operating Return on Tangible Assets: 1992 – 2018

Key Ratios Notes: The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances for 2017 and 2018. Average RWA is calculated using the average of year end balances for 2012-2016. For periods prior to 2016, reflects Tier 1 Common ratios under Basel I standards. Risk-Weighted Assets for 1Q ’19 are preliminary. (5)

Net Interest Margin M&T’s Business Model – a Historical Perspective Years prior to 2011 not restated for LIHTC. Refer to appendix for peer group list and GAAP reconciliation. Risk Weighted Assets for 1Q19 are preliminary PPNR / RWA NCO / Average Loans Operating Efficiency Ratio MTB 1Q19: 4.04% MTB 1Q19: 0.10% MTB 1Q191: 2.69% MTB 1Q19: 57.6%

Deploying Capital Where and When it Makes Sense 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Cumulative Capital Retained, Dividends and Share Repurchases 46% 54% 69% 46% 40% 64% 39% 31% 69% 87% 71% 52% 78% 48% 123% M&T Loan Growth vs. Industry (Difference in Average Growth Rates) Higher Growth vs. Industry Lower Growth vs. Industry 41% 14% 10% 92% 15% 11% 13% 52% 49% 104% 92% 20% 104% 112% 43% 35% 33% 37% 35% 85% 145% 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Provident Wilmington Trust Hudson City Allfirst Entry into CCAR ONBANCorp Goldome, Empire FSB Keystone Source: Federal Reserve Note: Calculated using Net Operating Income, less preferred dividends and discount amortization

M&T’s Operating Model and Results Leading deposit share and community presence in primary markets Lending discipline guided by focus on returns Superior capital generation with low credit and PPNR volatility Stable, low-cost core deposit funding advantage Maintaining profitability in competitive environment Flexible capital allocation throughout long-term cycles M&T’s Operating Model Results

Appendix and GAAP Reconciliations

15% Net Operating EPS CAGR 13% Dividend CAGR Earnings & Dividend Growth: 1983 – Q1 ‘19

Of the largest 100 banks operating in 1983, only 23 remain today. Among the remaining, M&T ranks 1st in stock price growth M&T Bank Corporation…a solid investment 1983 Stock Prices Source: Compustat, Bigcharts.com, and/or Company website

18.0% Annual rate of return since 19801 In the top 30 of the entire universe2 of U.S. based stocks traded publicly since 1980 M&T Bank Corporation…a solid investment $1,497 invested in M&T in 1980 would be worth $1 million as of today CAGR calculated assuming reinvestment of dividends through March 31,2019 Includes 543 U.S. based publicly traded stocks

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

BB&T Corporation PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp SunTrust Banks, Inc. Huntington Bancshares Incorporated Zions Bancorporation, N.A. KeyCorp M&T Peer Group U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc.